SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                February 15, 2001

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-13817                                               11-2908692
 (Commission File Number)                   (IRS Employer Identification Number)


             777 Post Oak Boulevard, Suite 800, Houston, Texas 77056
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 621-7911
              (Registrant's Telephone Number, Including Area Code)


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ITEM  7.  FINANCIAL  STAEMENTS  AND  EXHIBITS

       (c)     EXHIBITS

       99.1    Press  Release  dated  February  15,  2001.
       99.2    Fiscal  2001  P&L  Sensitivity  Analysis.


ITEM  9.  REGULATION  FD  DISCLOSURE

     The Registrant reports the information contained in the Press Release dated February 15, 2001, attached as Exhibit 99.1 to this Form 8-K and the forward-looking information contained in Exhibit 99.2.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Boots & Coots International Well Control, Inc. (Registrant)

Date:  February  15,  2001               By: /s/  Larry  H.  Ramming
                                            -------------------------
                                            Larry  H.  Ramming
                                            Chief  Executive  Officer


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